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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               December 29, 2000

                        FIRST NATIONAL OF NEBRASKA, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

        Nebraska                     03502                      47-0523079
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(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)

        One First National Center
             Omaha, Nebraska                                       68102
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(Address of principal executive offices)                         (Zip Code)

                                (402) 341-0500
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             (Registrant's telephone number, including area code)

                                Not applicable
    ----------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     Attached hereto as Exhibit 99 is a press release issued by First National of Nebraska, Inc. on December 29, 2000 regarding the acquisition of RPSI, Inc. d/b/a Retriever Payment Systems by Retriever Holdings LLC.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FIRST NATIONAL OF NEBRASKA, INC.

                                 By  /s/ Timothy D. Hart
                                    -------------------------------
                                    Timothy D. Hart, Secretary

                                 December 29, 2000